UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2008

Adrenalina
(Name of Small Business Issuer in its Charter)

Nevada	000-52675	20-8837626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20855 NE 16 Ave., Suite #C-16
Miami, Florida 33179
(Address of principal executive offices)

305-770-4488
(Issuer's telephone number)

(Former name or former address, if changed since last report)

Copies to:
Marc J. Ross, Esq.
Peter DiChiara, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 24, 2008, Adrenalina (the “Company”) entered into an amendment with holders of its 5% Senior Secured Convertible Debentures issued on November 29, 2007 (“December Financing”), February 28, 2008 (“February Financing”) and August 22, 2008 (“August Financing”) to amend the terms of the 5% Senior Secured Convertible Debentures and the warrants issued with the 5% Senior Secured Convertible Debentures (the “Amendment”).  As a result of the Amendment, all accrued but unpaid interest under the 5% Senior Secured Convertible Debentures through the date of the Amendment, equal to approximately $157,000, shall be added to the principal amounts of each 5% Senior Secured Convertible Debenture.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the 5% Senior Secured Convertible Debentures.

 December Financing

On November 29, 2007, the Company issued to two accredited investors its 5% Senior Secured Convertible Debentures in the principal amount of $3,000,000. Under the original terms, principal amount under the debentures was payable to the investors in 18 monthly payments beginning on an initial redemption date of November 29, 2008. The Company has the right to make principal and interest payments in shares of common stock if, generally, there is then an effective registration statement with respect to the shares issuable upon conversion of the 5% Senior Secured Convertible Debentures and the average daily trading volume for a period of 10 consecutive trading days prior to the redemption date exceeded 50,000 shares.  If the Company elects to make principal and interest payments in common stock, the conversion rate will be the lesser of (a) the conversion price (originally equal to $0.75), or (b) 88% of the volume weighted average price for the ten consecutive trading days ending immediately prior to the applicable date a principal payment is due.  The entire principal amount under the December Financing was due and payable on a maturity date of May 29, 2010.

As a result of the Amendment, the initial redemption date has been changed to July 1, 2009, the maturity date was extended to December 1, 2010 and the conversion price was reduced to $0.50.

In connection with the December Financing, the Company also issued to these investors five-year warrants to purchase 4,000,000 shares of its common stock at $2.00 per share. As a result of the Amendment, the exercise price was lowered to $1.50.  The exercise price of these warrants is subject to full ratchet anti-dilution. Under the original terms, if the Company issued securities at less than $1.38 per share, the exercise price of the warrants would be adjusted downward to such lower price.  As a result of the Amendment, the exercise price of the warrants will be adjusted downward only if the Company issues securities at a price lower than $0.50.

February Financing

On February 28, 2008, the Company issued to the same investors as those involved in the December Financing its 5% Senior Secured Convertible Debentures in the principal amount of $2,500,000, with quarterly interest payments commencing in May 2008. Under the original terms, the principal amount under the debentures was payable to the investors in 18 monthly payments beginning on February 28, 2009. The Company has the right to make principal and interest payments in shares of common stock if, generally, there is then an effective registration statement with respect to the shares issuable upon conversion of the 5% Senior Secured Convertible Debentures and the average daily trading volume for a period of 10 consecutive trading days prior to the redemption date exceeded 50,000 shares.  If the Company elects to make principal and interest payments in common stock, the conversion rate will be the lesser of (a) the conversion price (originally equal to $0.75), or (b) 88% of the volume weighted average price for the ten consecutive trading days ending immediately prior to the applicable date a principal payment is due. The entire principal amount under the Debentures was due and payable on a maturity date of February 28, 2010.

As a result of the Amendment, the initial redemption date has been changed to July 1, 2009, the maturity date was extended to December 1, 2010 and the conversion price was reduced to $0.50.

In connection with the February Financing, the Company also issued to these investors five-year warrants to purchase 3,333,333 shares of its common stock at $2.00 per share. As a result of the Amendment, the exercise price was lowered to $1.50.  The exercise price of these warrants is subject to full ratchet anti-dilution. Under the original terms, if the Company issued securities at less than $1.38 per share, the exercise price of the warrants would be adjusted downward to such lower price.  As a result of the Amendment, the exercise price of the warrants will be adjusted downward only if the Company issues securities at a price lower than $0.50.

August Financing

On August 22, 2008, the Company issued, to one of the investors involved in the December Financing and February Financing, its 5% Senior Secured Convertible Debentures in the principal amount of $1,000,000. The entire principal amount is due and payable on August 28, 2010. Interest payments will be payable in cash quarterly commencing on September 1, 2008.  Originally, holders had the right to convert the debentures into shares of common stock at a fixed conversion price of $1.50.  As a result of this Amendment, the conversion price was lowered to $0.50.

In connection with this transaction, the Company issued to the investors five-year warrants to purchase 333,333 shares of its common stock at $2.00 per share. As a result of the Amendment, the exercise price of these warrants was lowered to $1.50.  The exercise price of these warrants is subject to full ratchet anti-dilution. Under the original terms, if the Company issued securities at less than $1.38 per share, the exercise price of the warrants would be adjusted downward to such lower price.  As a result of the Amendment, the exercise price of the warrants will be adjusted downward only if the Company issues securities at a price lower than $0.50.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit Number	Description
10.1	Amendment Agreement, dated December 24, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adrenalina

Date: December 24, 2008	By:	/s/ Michael Labinski
Michael Labinski
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment Agreement, dated December 24, 2008